Exhibit 1.01

Dover Corporation
Conflict Minerals Report
For the Year Ended December 31, 2015
The Company has made statements in this Conflict Minerals Report that may constitute forward-looking statements about its plans to take additional actions or to implement additional policies or procedures with respect to its “reasonable country of origin inquiry” and due diligence to determine the origin of Conflict Minerals included in the Company products. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. The Company’s reporting obligations under the Dodd-Frank Act may change in the future, and its ability to implement certain processes may differ materially from those anticipated or implied in this report. Additionally, the Company relies on its direct material suppliers, which may be many steps removed from smelters or refiners of Conflict Minerals in supply chains, for information required to meet its reporting obligations. There can be no assurance that the information received from its direct suppliers will be complete and accurate or that when the Company receives such information, it will be able to make a determination as to whether the products manufactured contain Conflict Minerals originating in certain countries in support of armed groups operating in those countries.
This report for the year ended December 31, 2015 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934 (the “Rule”). The Rule was adopted by the Securities and Exchange Commission (the “SEC”) to implement reporting and disclosure requirements related to conflict minerals as directed by Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”). The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals that are necessary to the functionality or production of their products. “Conflict Minerals” are defined as cassiterite, columbite-tantalite, gold, wolframite and their derivatives, which are limited to tin, tantalum, tungsten and gold.
Based on information received to date, Dover Corporation (“Dover” or the “Company”) is unable to conclude whether the Conflict Minerals used in its products may have originated from the Democratic Republic of the Congo (the “DRC”) or adjoining countries (collectively, the DRC and adjoining countries are the “Covered Countries”) in circumstances that support armed groups in the region.
The information contained in this report is not audited.
The Company conducted a Reasonable Country of Origin Inquiry (“RCOI”) concerning Conflict Minerals included in its products.

1. Products. The Company’s products include a variety of industrial equipment as outlined below. These products, along with their manufacturing locations, are more fully described on its website, www.DoverCorporation.com.
Energy. Drilling and production equipment manufactured by the Company’s Energy segment includes tantalum, tin and gold associated with electronic components. Drilling and production products may include tantalum and tungsten where required for hardness.
Engineered Systems. Products in the Company’s Engineered Systems segment include electronic components that incorporate tantalum, tin and gold. Other product lines incorporate tungsten and tantalum where required for durability or strength.
Fluids. Products in the Company’s Fluids segment include electronic components that incorporate tantalum, tin and gold. Product lines incorporate tungsten and tantalum, as in the pump product lines, where required for durability.
Refrigeration and Food Equipment. Products manufactured in the Company’s Refrigeration and Food Equipment segment include electronic components that incorporate tantalum, tin and gold. Lighting in the refrigeration and food equipment may include tungsten. Other industrial product lines may include tantalum and tungsten where required for durability.
2. Policy. The Company has adopted a “conflict free” supply chain policy. The policy has been communicated to suppliers through the Company’s Supplier Code of Conduct, the Conflict Minerals survey process and through its efforts to implement related terms and conditions in supplier contracts. The Company audits, as part of its regular internal audit processes, whether its operating companies have incorporated the Company’s Supplier Code of Conduct and approved terms and conditions into their standard documents.
The Company’s Conflict Minerals Policy is available on the Company’s website at: http://www.dovercorporation.com/File%20Library/pdf/Conflict-Minerals-Policy-2014-01.pdf
3. Design of the Due Diligence Process.
The Company has undertaken to identify and assess the conflict mineral risk in its supply chain in accordance with The Organization for Economic Co-operation and Development (OECD) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas, including the Supplement on Tin, Tantalum and Tungsten, and the Supplement on Gold (the “OECD Guidance”) and in accordance with the requirements of the Dodd-Frank Act. The Company’s activities are described in the five steps outlined in that OECD Guidance:
Step 1. Establish Strong Company Management Systems.
In 2013, the Company appointed a steering committee within Dover to oversee the implementation of the OECD Guidance. That committee, comprised of senior executives, continues to oversee Conflict Minerals reporting compliance. To manage the day-to-day administration of the RCOI process, the Company appointed a separate Conflict Minerals team. In 2013, the Company retained a major accounting firm to assist it in the preliminary planning and initial execution of its RCOI in accordance with the standards set forth in the OECD Guidance, and selected, developed and implemented a survey tool and database functionality that allows it to receive, review and report on the results of its survey process. The Company has implemented a process to retain the information obtained through the survey tool for a period of not less than five years. In 2015, in anticipation of any requirement to obtain an audit of its Conflict Minerals disclosure, the Company retained a separate accounting firm to review its Conflict Minerals survey processes.
Step 2. Identify and Assess Risks in the Supply Chain
The Conflict Minerals team engaged with operating company supply chain, operations and engineering personnel to determine the applicable categories of purchasing activity and to identify parts, materials and components which its operating companies reasonably expected may contain Conflict Minerals or where mineral content is unknown.
Based on data collected in 2012 through 2014, the Company was able to refine its process of identifying a list of suppliers to survey by not including on that list suppliers whose products were not incorporated into the Company’s products. By doing so, the Company was able to concentrate its 2015 survey efforts on relevant suppliers, including those with the highest risk and broadest impact on the Company’s operating companies, based on the largest spend within the Company’s supply chain.
The Company has issued surveys to 598 suppliers of parts, materials and components that potentially include Conflict Minerals based on classifications in the Company’s spend management system and information available through supply chain and engineering personnel. The Company followed up on survey responses that had discrepancies or did not address the survey questions or where information provided by suppliers indicated potential sources within the Covered Countries.
In many cases, suppliers were unable to identify the smelters or countries of origin in their supply chain. Many suppliers responded to the survey at the company level, by providing information related to all of the items the supplier produces, without identifying smelters specific to the items purchased by the Company.
In 159 of the 2015 survey responses, suppliers identified smelters located in the Covered Countries, and in all cases, the identified smelters are included in the list of smelters that are participants in or compliant with the “Conflict Free Smelter Program” of the Electronic Industry Citizenship Coalition (“EICC”). The Company is aware that some of the smelters identified with EICC smelter identification numbers have not yet completed the EICC audit process. Smelters identified with an EICC smelter identification on that group’s active list have committed to participate in a certification program with respect to the sources of their raw materials. Smelters on the active list are at various stages of the audit cycle, which may include post-audit corrective actions. EICC has indicated that the time it takes a smelter to complete an audit cycle varies.
The Company has identified 446 smelters with EICC smelter identification numbers (the “EICC List”) from the information provided by its suppliers for the current year. It has also received over 2,200 names of entities identified by suppliers as “smelters” that do not appear on the EICC List. The information provided for these entities is not adequate for the Company to verify that the identified entities are, in fact, smelters.
A number of suppliers have indicated that the Conflict Minerals included in their products come from recycled sources, but generally could not certify that all of the Conflict Minerals used come from recycled sources.
The Company relies on its suppliers to conduct the intermediate due diligence of second, third or lower level suppliers, and based on the responses from suppliers in its inquiry, suppliers have not received sufficient information to be able to complete those inquiries to date.
Step 3. Design and Implement a Strategy to Respond to Identified Risks.
The Company’s management is briefed on the status of due diligence efforts on a regular basis. The Company’s Conflict Minerals Policy has been distributed to the operating companies in each of the Company’s four segments and is being incorporated into contracts and purchase orders. The Company has developed a risk management plan that outlines the Company’s response to any identified risks related to sourcing of materials from the Covered Countries, although the Company is currently not aware of any circumstance where it has been necessary to consider implementing those risk mitigation efforts, and has not suspended trade or disengaged from a supplier. Where suppliers have not been able to provide information on smelters, the Company may have a risk that the smelters used by such suppliers are not compliant with its policy.
Step 4. Carry Out an Independent Third-Party Audit of Smelter’s or Refiner’s Due Diligence Practices.
The Company currently does not engage in independent auditing of smelters or refiners identified in its supply chain. The Company is a member of the Conflict Free Smelter Initiative (“CFSI”) and supports the efforts of that organization through its financial support.
Step 5. Report Annually on Supply Chain Due Diligence.
This Conflict Mineral Report constitutes our annual report on the Conflict Minerals due diligence of the Company. A copy of this Conflict Minerals Report is available on the Dover Corporation website at http://www.dovercorporation.com/globalnavigation/about-dover/governance/conflict-minerals.
4. Results of the Company’s Due Diligence to Date 1. Dover’s survey tool was first developed, piloted and deployed during the 2013 calendar year. Surveys of operating company suppliers have been conducted beginning in 2013 and have continued through 2016. In conducting a “Reasonable Country of Origin Inquiry” for the period from January 1, 2015 through March 31, 2016, the Company reviewed and determined applicability of the RCOI process for suppliers that account for about 41% of its annualized materials related spend for 2015. The Company received survey responses back from about 74% of the suppliers determined to be in scope for the RCOI process. Of those suppliers responding, (i) about 92.1% have indicated that their products contain Conflict Minerals but cannot yet determine whether those Conflict Minerals originate in the Covered Countries; (ii) about 5% are uncertain about whether Conflict Minerals are included in their products they provide; (iii) about 1.6% have advised that the Conflict Minerals included in their products do not originate in the Covered Countries; and (iv) about 1.3% have advised that the products purchased from them do not contain Conflict Minerals.

1 Supplier responses include surveys issued and answers received by the Company in 2015 and through March 31, 2016. In determining spend, the Company has considered internal information through March 2016, for spend incurred in calendar year 2015, not including entities discontinued in 2015 and 2016 or those entities acquired during 2015, which are not integrated into the Company’s spend database.

Many suppliers responded to the surveys by providing information for Conflict Mineral content and smelters for all products they sell, without distinguishing those contents or smelters applicable to the products purchased by the Company from them. Accordingly, Dover is unable to determine specific smelters or sources that may be included in the products purchased from those suppliers. The Company continues to issue surveys to suppliers and follow-up on the information received in response to surveys.

The Company’s suppliers have provided information on smelters as part of surveys. Because the Company is a number of steps removed from the smelter sources and its suppliers are unable to link any specific smelter to the products and materials provided by those suppliers to the Company, the Company is unable to confirm that any of the smelter names provided are, in fact, sources of Conflict Minerals in the Company’s products. Based on these survey responses through March 31, 2016, the Company has identified 465 smelters from the EICC List. Such smelters are included in the list attached as Annex A to this Report. Suppliers have also provided over 2,200 names that the suppliers describe as “smelters” but could not be linked to smelters on the EICC list and may not, in fact, be smelters.
Dover is unable to determine where the Conflict Minerals included in its supply chain originate. As a result, Dover is unable to make a determination as to whether the Conflict Minerals included in its supply chain financed or benefited armed groups in the Covered Countries, or came from recycled or scrap sources, or to discern which of the identified facilities (smelters or refiners) process such Conflict Minerals.
Because the Company is several steps removed from smelters and mines, the Company must rely on its supply chain to complete their own due diligence on country of origin.
5. Additional Steps of the Company to Mitigate Risks and Improve Due Diligence.
The Company, through members of its Conflict Minerals team, participates in industry-wide programs to facilitate sharing of information about smelter programs and conflict-free sourcing, including the CFSI.
The Company has considered processes for corrective actions including remediation or termination that may be taken where suppliers identify problematic sources of Conflict Minerals during the survey process. For specific suppliers, corrective actions may depend on factors such as vendor size, risk level, vendor capabilities and the Company’s ability to meet quality control requirements associated with customer specifications. To date, the Company has not undertaken remediation with any supplier. Because the Company is a number of steps removed from smelters within its supply chain, lack of information from suppliers on smelters continues to be a risk that the Company seeks to address.
The Company continues to implement Conflict Minerals contract clauses where appropriate for its suppliers. Those clauses are implemented on a going-forward basis. The Company’s Supplier Code of Conduct includes Conflict Minerals reporting requirements, and the Company’s operating companies are communicating those requirements to the supply chain.

ANNEX A

Metal	Smelter Reference List	Smelter Name	Smelter Country	Smelter Identification	Source of Smelter Identification Number
Gold	Accurate Refining Group	So Accurate Group, Inc.	UNITED STATES	CID001754	CFSI
Gold	Advanced Chemical Company	Advanced Chemical Company	UNITED STATES	CID000015	CFSI
Gold	AGR Mathey	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030	CFSI
Gold	Aida Chemical Industries Co., Ltd.	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019	CFSI
Gold	Aktyubinsk Copper Company TOO	Aktyubinsk Copper Company TOO	KAZAKHSTAN	CID000028	CFSI
Gold	Al Etihad Gold Refinery DMCC	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560	CFSI
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035	CFSI
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041	CFSI
Gold	Amagasaki Factory, Hyogo Prefecture, Japan	Asahi Pretec Corporation	JAPAN	CID000082	CFSI
Gold	AngloGold Ashanti Córrego do Sítio Mineração	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	CID000058	CFSI
Gold	Anhui Tongling Nonferrous Metal Mining Co., Ltd.	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947	CFSI
Gold	Argor-Heraeus SA	Argor-Heraeus SA	SWITZERLAND	CID000077	CFSI
Gold	Asahi Pretec Corporation	Asahi Pretec Corporation	JAPAN	CID000082	CFSI
Gold	Asahi Refining Canada Limited	Asahi Refining Canada Limited	CANADA	CID000924	CFSI
Gold	Asahi Refining USA Inc.	Asahi Refining USA Inc.	UNITED STATES	CID000920	CFSI
Gold	Asaka Riken Co., Ltd.	Asaka Riken Co., Ltd.	JAPAN	CID000090	CFSI
Gold	ATAkulche	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103	CFSI
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103	CFSI
Gold	Aurubis AG	Aurubis AG	GERMANY	CID000113	CFSI
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128	CFSI
Gold	Bauer Walser AG	Bauer Walser AG	GERMANY	CID000141	CFSI
Gold	Boliden AB	Boliden AB	SWEDEN	CID000157	CFSI
Gold	C. Hafner GmbH + Co. KG	C. Hafner GmbH + Co. KG	GERMANY	CID000176	CFSI
Gold	Caridad	Caridad	MEXICO	CID000180	CFSI
Gold	CCR Refinery - Glencore Canada Corporation	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185	CFSI
Gold	Cendres + M?taux SA	Cendres + Métaux SA	SWITZERLAND	CID000189	CFSI
Gold	Cendres + Métaux SA	Cendres + Métaux SA	SWITZERLAND	CID000189	CFSI
Gold	Central Bank of the Philippines Gold Refinery & Mint	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128	CFSI
Gold	CHALCO Yunnan Copper Co. Ltd.	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197	CFSI
Gold	Chimet S.p.A.	Chimet S.p.A.	ITALY	CID000233	CFSI
Gold	China Henan Zhongyuan Gold Smelter	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224	CFSI
Gold	China's Shandong Gold Mining Co., Ltd	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916	CFSI
Gold	Chugai Mining	Chugai Mining	JAPAN	CID000264	CFSI
Gold	Daejin Indus Co., Ltd.	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	CID000328	CFSI
Gold	Daejin Industry	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	CID000328	CFSI
Gold	Daye Non-Ferrous Metals Mining Ltd.	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343	CFSI

Gold	Do Sung Corporation	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	CID000359	CFSI
Gold	Doduco	DODUCO GmbH	GERMANY	CID000362	CFSI
Gold	DODUCO GmbH	DODUCO GmbH	GERMANY	CID000362	CFSI
Gold	Dosung metal	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	CID000359	CFSI
Gold	Dowa	Dowa	JAPAN	CID000401	CFSI
Gold	Dowa Kogyo k.k.	Dowa	JAPAN	CID000401	CFSI
Gold	Dowa Metals & Mining Co. Ltd	Dowa	JAPAN	CID000401	CFSI
Gold	DSC (Do Sung Corporation)	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	CID000359	CFSI
Gold	Eco-System Recycling Co., Ltd.	Eco-System Recycling Co., Ltd.	JAPAN	CID000425	CFSI
Gold	Elemetal Refining, LLC	Elemetal Refining, LLC	UNITED STATES	CID001322	CFSI
Gold	Emirates Gold DMCC	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561	CFSI
Gold	Faggi Enrico S.p.A.	Faggi Enrico S.p.A.	ITALY	CID002355	CFSI
Gold	Fidelity Printers and Refiners Ltd.	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515	CFSI
Gold	FSE Novosibirsk Refinery	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493	CFSI
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA	CID000522	CFSI
Gold	Geib Refining Corporation	Geib Refining Corporation	UNITED STATES	CID002459	CFSI
Gold	Gold Mining in Shandong (Laizhou) Limited Company	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916	CFSI
Gold	Great Wall Precious Metals Co,. LTD.	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909	CFSI
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909	CFSI
Gold	Guangdong Jinding Gold Limited	Guangdong Jinding Gold Limited	CHINA	CID002312	CFSI
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651	CFSI
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671	CFSI
Gold	Heimerle + Meule GmbH	Heimerle + Meule GmbH	GERMANY	CID000694	CFSI
Gold	Henan Zhongyuan Gold Smelter of Zhongjin Gold Corporation Limited	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224	CFSI
Gold	Heraeus Ltd. Hong Kong	Heraeus Ltd. Hong Kong	CHINA	CID000707	CFSI
Gold	Heraeus Precious Metals GmbH & Co. KG	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711	CFSI
Gold	Hunan Chenzhou Mining Co., Ltd.	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767	CFSI
Gold	Hunan Chenzhou Mining Group Co., Ltd.	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767	CFSI
Gold	Hunan Chenzhou Mining Industry Co. Ltd.	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767	CFSI
Gold	Hwasung CJ Co., Ltd.	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF	CID000778	CFSI
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	CID000801	CFSI
Gold	Ishifuku Metal Industry Co., Ltd.	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807	CFSI
Gold	Istanbul Gold Refinery	Istanbul Gold Refinery	TURKEY	CID000814	CFSI
Gold	Japan Mint	Japan Mint	JAPAN	CID000823	CFSI
Gold	JCC	Jiangxi Copper Company Limited	CHINA	CID000855	CFSI
Gold	Jiangxi Copper Company Limited	Jiangxi Copper Company Limited	CHINA	CID000855	CFSI
Gold	Johnson Matthey Canada	Asahi Refining Canada Limited	CANADA	CID000924	CFSI
Gold	Johnson Matthey Inc.	Asahi Refining USA Inc.	UNITED STATES	CID000920	CFSI

Gold	Johnson Matthey Inc. (USA)	Asahi Refining USA Inc.	UNITED STATES	CID000920	CFSI
Gold	Johnson Matthey Limited	Asahi Refining Canada Limited	CANADA	CID000924	CFSI
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927	CFSI
Gold	JSC Uralelectromed	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929	CFSI
Gold	JX Nippon Mining & Metals Co., Ltd.	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937	CFSI
Gold	Kaloti Precious Metals	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563	CFSI
Gold	Kazakhmys Smelting LLC	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956	CFSI
Gold	Kazzinc	Kazzinc	KAZAKHSTAN	CID000957	CFSI
Gold	Kennecott Utah Copper LLC	Kennecott Utah Copper LLC	UNITED STATES	CID000969	CFSI
Gold	KGHM Polska Mied? Spó?ka Akcyjna	KGHM Polska MiedŸ Spó³ka Akcyjna	POLAND	CID002511	CFSI
Gold	KGHM Polska MiedŸ Spó³ka Akcyjna	KGHM Polska MiedŸ Spó³ka Akcyjna	POLAND	CID002511	CFSI
Gold	Kojima Chemicals Co., Ltd.	Kojima Chemicals Co., Ltd.	JAPAN	CID000981	CFSI
Gold	Kojima Kagaku Yakuhin Co., Ltd	Kojima Chemicals Co., Ltd.	JAPAN	CID000981	CFSI
Gold	Korea Metal Co., Ltd.	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF	CID000988	CFSI
Gold	Korea Zinc Co. Ltd.	Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF	CID002605	CFSI
Gold	Kyrgyzaltyn JSC	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029	CFSI
Gold	L' azurde Company For Jewelry	L' azurde Company For Jewelry	SAUDI ARABIA	CID001032	CFSI
Gold	La Caridad	Caridad	MEXICO	CID000180	CFSI
Gold	Lingbao Gold Company Limited	Lingbao Gold Company Limited	CHINA	CID001056	CFSI
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058	CFSI
Gold	LS-NIKKO Copper Inc.	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	CID001078	CFSI
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093	CFSI
Gold	Luoyang Zijin Yinhui Gold Smelting	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093	CFSI
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093	CFSI
Gold	Materion	Materion	UNITED STATES	CID001113	CFSI
Gold	Matsuda Sangyo Co., Ltd.	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119	CFSI
Gold	Metalor Switzerland	Metalor Technologies SA	SWITZERLAND	CID001153	CFSI
Gold	Metalor Technologies (Hong Kong) Ltd.	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149	CFSI
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152	CFSI
Gold	Metalor Technologies (Suzhou) Ltd.	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147	CFSI
Gold	Metalor Technologies SA	Metalor Technologies SA	SWITZERLAND	CID001153	CFSI
Gold	Metalor USA Refining Corporation	Metalor USA Refining Corporation	UNITED STATES	CID001157	CFSI
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO	CID001161	CFSI
Gold	Met-Mex Penoles, S.A.	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO	CID001161	CFSI
Gold	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN	CID001188	CFSI
Gold	Mitsui Kinzoku Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193	CFSI
Gold	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193	CFSI
Gold	MMTC-PAMP India Pvt., Ltd.	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509	CFSI
Gold	Morris and Watson	Morris and Watson	NEW ZEALAND	CID002282	CFSI

Gold	Moscow Special Alloys Processing Plant	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204	CFSI
Gold	Nadir Metal Rafineri San. Ve Tic. A.?.	Nadir Metal Rafineri San. Ve Tic. A.ª.	TURKEY	CID001220	CFSI
Gold	Nadir Metal Rafineri San. Ve Tic. A.ª.	Nadir Metal Rafineri San. Ve Tic. A.ª.	TURKEY	CID001220	CFSI
Gold	Navoi Mining and Metallurgical Combinat	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236	CFSI
Gold	Nihon Material Co., Ltd.	Nihon Material Co., Ltd.	JAPAN	CID001259	CFSI
Gold	Norddeutsche Affinererie AG	Aurubis AG	GERMANY	CID000113	CFSI
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779	CFSI
Gold	Ohio Precious Metals, LLC	Elemetal Refining, LLC	UNITED STATES	CID001322	CFSI
Gold	Ohura Precious Metal Industry Co., Ltd.	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325	CFSI
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326	CFSI
Gold	OJSC Kolyma Refinery	OJSC Kolyma Refinery	RUSSIAN FEDERATION	CID001328	CFSI
Gold	OJSC Novosibirsk Refinery	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493	CFSI
Gold	OPM	Elemetal Refining, LLC	UNITED STATES	CID001322	CFSI
Gold	PAMP SA	PAMP SA	SWITZERLAND	CID001352	CFSI
Gold	Pan Pacific Copper Co Ltd.	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937	CFSI
Gold	Penglai Penggang Gold Industry Co., Ltd.	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362	CFSI
Gold	Perth Mint	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030	CFSI
Gold	Perth Mint (ANZ)	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030	CFSI
Gold	Prioksky Plant of Non-Ferrous Metals	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386	CFSI
Gold	PT Aneka Tambang (Persero) Tbk	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397	CFSI
Gold	PX Précinox SA	PX Précinox SA	SWITZERLAND	CID001498	CFSI
Gold	Rand Refinery (Pty) Ltd.	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512	CFSI
Gold	Republic Metals Corporation	Republic Metals Corporation	UNITED STATES	CID002510	CFSI
Gold	Royal Canadian Mint	Royal Canadian Mint	CANADA	CID001534	CFSI
Gold	Sabin Metal Corp.	Sabin Metal Corp.	UNITED STATES	CID001546	CFSI
Gold	Samdok Metal	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555	CFSI
Gold	Samduck Precious Metals	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555	CFSI
Gold	SAMWON METALS Corp.	SAMWON Metals Corp.	KOREA, REPUBLIC OF	CID001562	CFSI
Gold	SAXONIA Edelmetalle GmbH	SAXONIA Edelmetalle GmbH	GERMANY	CID002777	CFSI
Gold	Schone Edelmetaal B.V.	Schone Edelmetaal B.V.	NETHERLANDS	CID001573	CFSI
Gold	SEMPSA Joyería Platería SA	SEMPSA Joyería Platería SA	SPAIN	CID001585	CFSI
Gold	Sempsa JP (Cookson Sempsa)	SEMPSA Joyería Platería SA	SPAIN	CID001585	CFSI
Gold	Shandong Gold Mine(Laizhou) Smelter Co., Ltd.	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916	CFSI
Gold	Shandong Tarzan Bio-Gold Industry Co., Ltd.	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619	CFSI
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619	CFSI
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622	CFSI

Gold	Shangdong Gold (Laizhou)	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916	CFSI
Gold	Shonan Plant Tanaka Kikinzoku	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	CFSI
Gold	Sichuan Tianze Precious Metals Co., Ltd.	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736	CFSI
Gold	Singway Technology Co., Ltd.	Singway Technology Co., Ltd.	TAIWAN	CID002516	CFSI
Gold	SMM	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798	CFSI
Gold	So Accurate Group, Inc.	So Accurate Group, Inc.	UNITED STATES	CID001754	CFSI
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756	CFSI
Gold	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	TAIWAN	CID001761	CFSI
Gold	SOLAR CHEMICALAPPLIED MATERIALS TECHNOLOGY (KUN SHAN)	Solar Applied Materials Technology Corp.	TAIWAN	CID001761	CFSI
Gold	Solartech	Solar Applied Materials Technology Corp.	TAIWAN	CID001761	CFSI
Gold	Sudan Gold Refinery	Sudan Gold Refinery	SUDAN	CID002567	CFSI
Gold	Sumitomo Metal Mining Co., Ltd.	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798	CFSI
Gold	T.C.A S.p.A	T.C.A S.p.A	ITALY	CID002580	CFSI
Gold	Tanaka Denshi Kogyo K.K	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	CFSI
Gold	Tanaka Electronics(Hong Kong)Pte.Ltd	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	CFSI
Gold	TANAKA Electronics(Malasia) SDN. BHD.	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	CFSI
Gold	Tanaka Electronics（iSingapore）jPte.Ltd	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	CFSI
Gold	Tanaka kikinzoku kogyo K.k	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	CFSI
Gold	Tanaka Kikinzoku Kogyo K.K.	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	CFSI
Gold	The Great Wall Gold and Silver Refinery of China	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909	CFSI
Gold	The Perth Mint	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030	CFSI
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916	CFSI
Gold	Tokuriki Honten Co., Ltd.	Tokuriki Honten Co., Ltd.	JAPAN	CID001938	CFSI
Gold	Tongling Nonferrous Metals Group Co., Ltd.	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947	CFSI
Gold	TongLing Nonferrous Metals Group Holdings Co., Ltd.	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947	CFSI
Gold	Torecom	Torecom	KOREA, REPUBLIC OF	CID001955	CFSI
Gold	Toyo Smelter & Refinery	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798	CFSI
Gold	Umicore Brasil Ltda.	Umicore Brasil Ltda.	BRAZIL	CID001977	CFSI
Gold	Umicore Precious Metals Thailand	Umicore Precious Metals Thailand	THAILAND	CID002314	CFSI
Gold	Umicore SA Business Unit Precious Metals Refining	Umicore SA Business Unit Precious Metals Refining	BELGIUM	CID001980	CFSI
Gold	United Precious Metal Refining, Inc.	United Precious Metal Refining, Inc.	UNITED STATES	CID001993	CFSI
Gold	Valcambi SA	Valcambi SA	SWITZERLAND	CID002003	CFSI
Gold	Western Australian Mint trading as The Perth Mint	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030	CFSI
Gold	WIELAND Edelmetalle GmbH	WIELAND Edelmetalle GmbH	GERMANY	CID002778	CFSI
Gold	Williams Advanced Materials	Materion	UNITED STATES	CID001113	CFSI
Gold	Xstrata	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185	CFSI
Gold	Yamamoto Precious Metal Co., Ltd.	Yamamoto Precious Metal Co., Ltd.	JAPAN	CID002100	CFSI

Gold	Yantai NUS Safina tech environmental Refinery Co. Ltd.	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651	CFSI
Gold	Yokohama Metal Co., Ltd.	Yokohama Metal Co., Ltd.	JAPAN	CID002129	CFSI
Gold	Yunnan Copper Industry Co., Ltd.	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197	CFSI
Gold	Zhao Jin Mining Industry Co Ltd	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622	CFSI
Gold	Zhao Yuan Gold Mine	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622	CFSI
Gold	Zhao Yuan Jin Kuang	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622	CFSI
Gold	Zhaojin Mining Industry Co., Ltd.	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622	CFSI
Gold	Zhongjin Gold Corporation Limited	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224	CFSI
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224	CFSI
Gold	Zijin Kuang Ye Refinery	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	CID002243	CFSI
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	CID002243	CFSI
Tantalum	Mineração Taboca S.A.	Mineração Taboca S.A.	BRAZIL	CID001175	CFSI
Tantalum	Avon Specialty Metals Ltd	Avon Specialty Metals Ltd	UNITED KINGDOM	CID002705	CFSI
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211	CFSI
Tantalum	Changsha Southern	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211	CFSI
Tantalum	Conghua Tantalum and Niobium Smeltry	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291	CFSI
Tantalum	D Block Metals, LLC	D Block Metals, LLC	UNITED STATES	CID002504	CFSI
Tantalum	Douluoshan Sapphire Rare Metal Co Ltd	Duoluoshan	CHINA	CID000410	CFSI
Tantalum	Duoluoshan	Duoluoshan	CHINA	CID000410	CFSI
Tantalum	Exotech Inc.	Exotech Inc.	UNITED STATES	CID000456	CFSI
Tantalum	F & X	F&X Electro-Materials Ltd.	CHINA	CID000460	CFSI
Tantalum	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	CHINA	CID000460	CFSI
Tantalum	FIR Metals & Resource Ltd.	FIR Metals & Resource Ltd.	CHINA	CID002505	CFSI
Tantalum	Global Advanced Metals Aizu	Global Advanced Metals Aizu	JAPAN	CID002558	CFSI
Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES	CID002557	CFSI
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	CID000616	CFSI
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	CID002501	CFSI
Tantalum	H.C. Starck Co., Ltd.	H.C. Starck Co., Ltd.	THAILAND	CID002544	CFSI
Tantalum	H.C. Starck GmbH Goslar	H.C. Starck GmbH Goslar	GERMANY	CID002545	CFSI
Tantalum	H.C. Starck GmbH Laufenburg	H.C. Starck GmbH Laufenburg	GERMANY	CID002546	CFSI
Tantalum	H.C. Starck Hermsdorf GmbH	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547	CFSI
Tantalum	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES	CID002548	CFSI
Tantalum	H.C. Starck Ltd.	H.C. Starck Ltd.	JAPAN	CID002549	CFSI
Tantalum	H.C. Starck Smelting GmbH & Co.KG	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002550	CFSI
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492	CFSI
Tantalum	Hi-Temp	Hi-Temp Specialty Metals, Inc.	UNITED STATES	CID000731	CFSI
Tantalum	Hi-Temp Specialty Metals, Inc.	Hi-Temp Specialty Metals, Inc.	UNITED STATES	CID000731	CFSI
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512	CFSI
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914	CFSI

Tantalum	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917	CFSI
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506	CFSI
Tantalum	KEMET Blue Metals	KEMET Blue Metals	MEXICO	CID002539	CFSI
Tantalum	KEMET Blue Powder	KEMET Blue Powder	UNITED STATES	CID002568	CFSI
Tantalum	King-Tan Tantalum Industry Ltd.	King-Tan Tantalum Industry Ltd.	CHINA	CID000973	CFSI
Tantalum	LSM Brasil S.A.	LSM Brasil S.A.	BRAZIL	CID001076	CFSI
Tantalum	Metallurgical Products India Pvt. Ltd. (MPIL)	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163	CFSI
Tantalum	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163	CFSI
Tantalum	Mineração Taboca S.A.	Mineração Taboca S.A.	BRAZIL	CID001175	CFSI
Tantalum	Mitsui Mining & Smelting	Mitsui Mining & Smelting	JAPAN	CID001192	CFSI
Tantalum	Molycorp Silmet A.S.	Molycorp Silmet A.S.	ESTONIA	CID001200	CFSI
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277	CFSI
Tantalum	Plansee SE Liezen	Plansee SE Liezen	AUSTRIA	CID002540	CFSI
Tantalum	Plansee SE Reutte	Plansee SE Reutte	AUSTRIA	CID002556	CFSI
Tantalum	QuantumClean	QuantumClean	UNITED STATES	CID001508	CFSI
Tantalum	Resind Indústria e Comércio Ltda.	Resind Indústria e Comércio Ltda.	BRAZIL	CID002707	CFSI
Tantalum	RFH	RFH Tantalum Smeltry Co., Ltd.	CHINA	CID001522	CFSI
Tantalum	RFH (Yanling Jincheng Tantalum & Niobium Co., Ltd)	RFH Tantalum Smeltry Co., Ltd.	CHINA	CID001522	CFSI
Tantalum	RFH Tantalum Smeltry Co., Ltd.	RFH Tantalum Smeltry Co., Ltd.	CHINA	CID001522	CFSI
Tantalum	Solikamsk Magnesium Works OAO	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769	CFSI
Tantalum	Solikamsk Metal Works	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769	CFSI
Tantalum	Taki Chemicals	Taki Chemicals	JAPAN	CID001869	CFSI
Tantalum	Telex Metals	Telex Metals	UNITED STATES	CID001891	CFSI
Tantalum	Tranzact, Inc.	Tranzact, Inc.	UNITED STATES	CID002571	CFSI
Tantalum	Ulba	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969	CFSI
Tantalum	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969	CFSI
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508	CFSI
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	CID002307	CFSI
Tantalum	Zhuzhou Cemented Carbide	Zhuzhou Cemented Carbide	CHINA	CID002232	CFSI
Tin	Cooper Santa	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	CID000295	CFSI
Tin	EM Vinto	EM Vinto	BOLIVIA	CID000438	CFSI
Tin	Malaysia Smelting Corporation (MSC)	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105	CFSI
Tin	Mineração Taboca S.A.	Mineração Taboca S.A.	BRAZIL	CID001173	CFSI
Tin	Minsur	Minsur	PERU	CID001182	CFSI
Tin	OMSA	Operaciones Metalurgical S.A.	BOLIVIA	CID001337	CFSI
Tin	PT Timah	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482	CFSI
Tin	Thaisarco	Thaisarco	THAILAND	CID001898	CFSI
Tin	White Solder Metalurgia e Mineração Ltda.	White Solder Metalurgia e Mineração Ltda.	BRAZIL	CID002036	CFSI
Tin	Alpha	Alpha	UNITED STATES	CID000292	CFSI
Tin	Alpha Metals	Alpha	UNITED STATES	CID000292	CFSI
Tin	An Thai Minerals Company Limited	An Thai Minerals Company Limited	VIET NAM	CID002825	CFSI
Tin	An Vinh Joint Stock Mineral Processing Company	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703	CFSI

Tin	BML	PT BilliTin Makmur Lestari	INDONESIA	CID001424	CFSI
Tin	Brand IMLI	PT Bukit Timah	INDONESIA	CID001428	CFSI
Tin	Brand RBT	PT Refined Bangka Tin	INDONESIA	CID001460	CFSI
Tin	Chengfeng Metals Co Pte Ltd	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158	CFSI
Tin	Chenzhou Yun Xiang mining limited liability company	Chenzhou Yunxiang Mining and Metallurgy Company Limited	CHINA	CID000228	CFSI
Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	Chenzhou Yunxiang Mining and Metallurgy Company Limited	CHINA	CID000228	CFSI
Tin	China Rare Metal Material Co., Ltd.	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	CID000244	CFSI
Tin	China Tin (Hechi)	China Tin Group Co., Ltd.	CHINA	CID001070	CFSI
Tin	China Tin Group Co., Ltd.	China Tin Group Co., Ltd.	CHINA	CID001070	CFSI
Tin	China Yunnan Tin Co Ltd.	Yunnan Tin Group (Holding) Company Limited	CHINA	CID002180	CFSI
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278	CFSI
Tin	Cookson	Alpha	UNITED STATES	CID000292	CFSI
Tin	Cookson Alpha Metals (Shenzhen) Co., Ltd.	Alpha	UNITED STATES	CID000292	CFSI
Tin	Cooper Santa	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	CID000295	CFSI
Tin	Cooperativa Metalurgica de Rondônia Ltda.	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	CID000295	CFSI
Tin	CooperMetal	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	CID000295	CFSI
Tin	CV Ayi Jaya	CV Ayi Jaya	INDONESIA	CID002570	CFSI
Tin	CV Gita Pesona	CV Gita Pesona	INDONESIA	CID000306	CFSI
Tin	CV JusTindo	PT Justindo	INDONESIA	CID000307	CFSI
Tin	CV Nurjanah	PT Aries Kencana Sejahtera	INDONESIA	CID000309	CFSI
Tin	CV Serumpun Sebalai	CV Serumpun Sebalai	INDONESIA	CID000313	CFSI
Tin	CV United Smelting	CV United Smelting	INDONESIA	CID000315	CFSI
Tin	CV Venus Inti Perkasa	CV Venus Inti Perkasa	INDONESIA	CID002455	CFSI
Tin	Dowa	Dowa	JAPAN	CID000402	CFSI
Tin	Dowa Metaltech Co., Ltd.	Dowa	JAPAN	CID000402	CFSI
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572	CFSI
Tin	Elmet S.L.U. (Metallo Group)	Elmet S.L.U. (Metallo Group)	SPAIN	CID002774	CFSI
Tin	EM Vinto	EM Vinto	BOLIVIA	CID000438	CFSI
Tin	Empresa Metalúrgica Vinto	EM Vinto	BOLIVIA	CID000438	CFSI
Tin	Empressa Nacional de Fundiciones (ENAF)	EM Vinto	BOLIVIA	CID000438	CFSI
Tin	ENAF	EM Vinto	BOLIVIA	CID000438	CFSI
Tin	Estanho de Rondônia S.A.	Estanho de Rondônia S.A.	BRAZIL	CID000448	CFSI
Tin	Feinhütte Halsbrücke GmbH	Feinhütte Halsbrücke GmbH	GERMANY	CID000466	CFSI
Tin	Fenix Metals	Fenix Metals	POLAND	CID000468	CFSI
Tin	Funsur Smelter	Minsur	PERU	CID001182	CFSI
Tin	Geiju City Datun Chengfeng Smelter	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158	CFSI
Tin	Gejiu Kai Meng Industry and Trade LLC	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942	CFSI
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538	CFSI
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908	CFSI
Tin	Gejiu Zi-Li	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555	CFSI

Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555	CFSI
Tin	GuangXi China Tin	China Tin Group Co., Ltd.	CHINA	CID001070	CFSI
Tin	Guangxi Pinggui PGMA Co. Ltd.	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278	CFSI
Tin	Huichang Jinshunda Tin Co., Ltd.	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760	CFSI
Tin	Huichang Shun Tin Kam Industries, Ltd.	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760	CFSI
Tin	Indonesian State Tin Corporation Mentok Smelter	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482	CFSI
Tin	Indra Eramulti Logam	PT Bukit Timah	INDONESIA	CID001428	CFSI
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	CID000244	CFSI
Tin	Jiangxi Nanshan	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	CID001231	CFSI
Tin	Jiangxi Shunda Huichang Kam Tin Co., Ltd.	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760	CFSI
Tin	Kai Unita Trade Limited Liability Company	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942	CFSI
Tin	Kundur Smelter	PT Timah (Persero) Tbk Kundur	INDONESIA	CID001477	CFSI
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	CID001063	CFSI
Tin	Linwu Xianggui Smelter Co	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	CID001063	CFSI
Tin	Liuzhhou China Tin	China Tin Group Co., Ltd.	CHINA	CID001070	CFSI
Tin	Magnu's Minerais Metais e Ligas Ltda.	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468	CFSI
Tin	Malaysia Smelting Corporation (MSC)	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105	CFSI
Tin	Melt Metais e Ligas S/A	Melt Metais e Ligas S/A	BRAZIL	CID002500	CFSI
Tin	Mentok Smelter	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482	CFSI
Tin	Metahub Industries Sdn. Bhd.	Metahub Industries Sdn. Bhd.	MALAYSIA	CID001136	CFSI
Tin	Metallic Materials Branch of Guangxi China Tin Group Co.,Ltd.	China Tin Group Co., Ltd.	CHINA	CID001070	CFSI
Tin	Metallic Resources, Inc.	Metallic Resources, Inc.	UNITED STATES	CID001142	CFSI
Tin	Metallo-Chimique N.V.	Metallo-Chimique N.V.	BELGIUM	CID002773	CFSI
Tin	Mineração Taboca S.A.	Mineração Taboca S.A.	BRAZIL	CID001173	CFSI
Tin	Minsur	Minsur	PERU	CID001182	CFSI
Tin	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN	CID001191	CFSI
Tin	MSC	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105	CFSI
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	CID001231	CFSI
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573	CFSI
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314	CFSI
Tin	O.M. Manufacturing Philippines, Inc.	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517	CFSI
Tin	OMSA	Operaciones Metalurgical S.A.	BOLIVIA	CID001337	CFSI
Tin	Operaciones Metalurgical S.A.	Operaciones Metalurgical S.A.	BOLIVIA	CID001337	CFSI
Tin	PGMA	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278	CFSI
Tin	Phoenix Metal Ltd.	Phoenix Metal Ltd.	RWANDA	CID002507	CFSI
Tin	PT Alam Lestari Kencana	PT Alam Lestari Kencana	INDONESIA	CID001393	CFSI
Tin	PT Aries Kencana Sejahtera	PT Aries Kencana Sejahtera	INDONESIA	CID000309	CFSI
Tin	PT Artha Cipta Langgeng	PT Artha Cipta Langgeng	INDONESIA	CID001399	CFSI
Tin	PT ATD Makmur Mandiri Jaya	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503	CFSI

Tin	PT Babel Inti Perkasa	PT Babel Inti Perkasa	INDONESIA	CID001402	CFSI
Tin	PT Bangka Kudai Tin	PT Bangka Kudai Tin	INDONESIA	CID001409	CFSI
Tin	PT Bangka Prima Tin	PT Bangka Prima Tin	INDONESIA	CID002776	CFSI
Tin	PT Bangka Timah Utama Sejahtera	PT Bangka Timah Utama Sejahtera	INDONESIA	CID001416	CFSI
Tin	PT Bangka Tin Industry	PT Bangka Tin Industry	INDONESIA	CID001419	CFSI
Tin	PT Belitung Industri Sejahtera	PT Belitung Industri Sejahtera	INDONESIA	CID001421	CFSI
Tin	PT BilliTin Makmur Lestari	PT BilliTin Makmur Lestari	INDONESIA	CID001424	CFSI
Tin	PT Bukit Timah	PT Bukit Timah	INDONESIA	CID001428	CFSI
Tin	PT Cipta Persada Mulia	PT Cipta Persada Mulia	INDONESIA	CID002696	CFSI
Tin	PT DS Jaya Abadi	PT DS Jaya Abadi	INDONESIA	CID001434	CFSI
Tin	PT Eunindo Usaha Mandiri	PT Eunindo Usaha Mandiri	INDONESIA	CID001438	CFSI
Tin	PT Fang Di MulTindo	PT Fang Di MulTindo	INDONESIA	CID001442	CFSI
Tin	PT Indora Ermulti	PT Bukit Timah	INDONESIA	CID001428	CFSI
Tin	PT Indra Eramult Logam Industri	PT Bukit Timah	INDONESIA	CID001428	CFSI
Tin	PT Inti Stania Prima	PT Inti Stania Prima	INDONESIA	CID002530	CFSI
Tin	PT JusTindo	PT Justindo	INDONESIA	CID000307	CFSI
Tin	PT Karimun Mining	PT Karimun Mining	INDONESIA	CID001448	CFSI
Tin	PT Mitra Stania Prima	PT Mitra Stania Prima	INDONESIA	CID001453	CFSI
Tin	PT Panca Mega Persada	PT Panca Mega Persada	INDONESIA	CID001457	CFSI
Tin	PT Pelat Timah Nusantara Tbk	PT Pelat Timah Nusantara Tbk	INDONESIA	CID001486	CFSI
Tin	PT Prima Timah Utama	PT Prima Timah Utama	INDONESIA	CID001458	CFSI
Tin	PT Refined Bangka Tin	PT Refined Bangka Tin	INDONESIA	CID001460	CFSI
Tin	PT Sariwiguna Binasentosa	PT Sariwiguna Binasentosa	INDONESIA	CID001463	CFSI
Tin	PT Seirama Tin investment	PT Seirama Tin Investment	INDONESIA	CID001466	CFSI
Tin	PT Stanindo Inti Perkasa	PT Stanindo Inti Perkasa	INDONESIA	CID001468	CFSI
Tin	PT Sumber Jaya Indah	PT Sumber Jaya Indah	INDONESIA	CID001471	CFSI
Tin	PT Tambang Timah	PT Timah (Persero) Tbk Kundur	INDONESIA	CID001477	CFSI
Tin	PT Timah	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482	CFSI
Tin	PT Timah (Persero) Tbk Kundur	PT Timah (Persero) Tbk Kundur	INDONESIA	CID001477	CFSI
Tin	PT Timah (Persero) Tbk Mentok	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482	CFSI
Tin	PT Timah (Persero), Tbk	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482	CFSI
Tin	PT Timah Nusantara	PT Pelat Timah Nusantara Tbk	INDONESIA	CID001486	CFSI
Tin	PT Tinindo Inter Nusa	PT Tinindo Inter Nusa	INDONESIA	CID001490	CFSI
Tin	PT Tirus Putra Mandiri	PT Tirus Putra Mandiri	INDONESIA	CID002478	CFSI
Tin	PT Tommy Utama	PT Tommy Utama	INDONESIA	CID001493	CFSI
Tin	PT WAHANA PERKIT JAYA	PT Wahana Perkit Jaya	INDONESIA	CID002479	CFSI
Tin	Resind Indústria e Comércio Ltda.	Resind Indústria e Comércio Ltda.	BRAZIL	CID002706	CFSI
Tin	Rui Da Hung	Rui Da Hung	TAIWAN	CID001539	CFSI
Tin	Soft Metais Ltda.	Soft Metais Ltda.	BRAZIL	CID001758	CFSI
Tin	Thai Solder Industry Corp., Ltd.	Thaisarco	THAILAND	CID001898	CFSI
Tin	Thailand Smelting & Refining Co Ltd	Thaisarco	THAILAND	CID001898	CFSI
Tin	Thaisarco	Thaisarco	THAILAND	CID001898	CFSI
Tin	The Gejiu cloud new colored electrolytic	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908	CFSI
Tin	Tin Products Manufacturing Co.LTD. of YTCL	Yunnan Tin Group (Holding) Company Limited	CHINA	CID002180	CFSI
Tin	Toboca/ Paranapenema	Mineração Taboca S.A.	BRAZIL	CID001173	CFSI
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574	CFSI
Tin	Unit Metalurgi PT Timah Persero TBK	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482	CFSI

Tin	VQB Mineral and Trading Group JSC	VQB Mineral and Trading Group JSC	VIET NAM	CID002015	CFSI
Tin	White Solder Metalurgia e Mineração Ltda.	White Solder Metalurgia e Mineração Ltda.	BRAZIL	CID002036	CFSI
Tin	White Solder Metalurgica	White Solder Metalurgia e Mineração Ltda.	BRAZIL	CID002036	CFSI
Tin	XiHai - Liuzhou China Tin Group Co ltd	China Tin Group Co., Ltd.	CHINA	CID001070	CFSI
Tin	YTCL	Yunnan Tin Group (Holding) Company Limited	CHINA	CID002180	CFSI
Tin	Yunan Gejiu Yunxin Electrolyze Limited	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908	CFSI
Tin	Yunnan Adventure Co., Ltd.	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158	CFSI
Tin	Yunnan Chengfeng	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158	CFSI
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158	CFSI
Tin	Yunnan Geiju Zili Metallurgy Co. Ltd.	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555	CFSI
Tin	Yunnan Tin Company, Ltd.	Yunnan Tin Group (Holding) Company Limited	CHINA	CID002180	CFSI
Tin	Yunnan Tin Group (Holding) Company Limited	Yunnan Tin Group (Holding) Company Limited	CHINA	CID002180	CFSI
Tin	Yuntinic Resources	Yunnan Tin Group (Holding) Company Limited	CHINA	CID002180	CFSI
Tungsten	Kennametal Huntsville	Kennametal Huntsville	UNITED STATES	CID000105	CFSI
Tungsten	Wolfram Bergbau und Hütten AG	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044	CFSI
Tungsten	A.L.M.T. TUNGSTEN Corp.	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004	CFSI
Tungsten	Allied Material Corporation	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004	CFSI
Tungsten	ALMT Corp	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004	CFSI
Tungsten	Asia Tungsten Products Vietnam Ltd.	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502	CFSI
Tungsten	ATI Metalworking Products	Kennametal Huntsville	UNITED STATES	CID000105	CFSI
Tungsten	ATI Tungsten Materials	Kennametal Huntsville	UNITED STATES	CID000105	CFSI
Tungsten	Chaozhou Xianglu Tungsten Industry Co., Ltd.	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218	CFSI
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	CID002513	CFSI
Tungsten	China National Non Ferrous	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875	CFSI
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258	CFSI
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	CID002518	CFSI
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	Dayu Weiliang Tungsten Co., Ltd.	CHINA	CID000345	CFSI
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499	CFSI
Tungsten	Ganxian Shirui New Material Co., Ltd.	Ganxian Shirui New Material Co., Ltd.	CHINA	CID002531	CFSI
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875	CFSI
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315	CFSI
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	CID000868	CFSI
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494	CFSI
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	CID002536	CFSI
Tungsten	Global Tungsten & Powders Corp.	Global Tungsten & Powders Corp.	UNITED STATES	CID000568	CFSI

Tungsten	GTP	Global Tungsten & Powders Corp.	UNITED STATES	CID000568	CFSI
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218	CFSI
Tungsten	H.C. Starck GmbH	H.C. Starck GmbH	GERMANY	CID002541	CFSI
Tungsten	H.C. Starck Smelting GmbH & Co.KG	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002542	CFSI
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766	CFSI
Tungsten	Hunan Chenzhou Mining Group Co., Ltd.	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766	CFSI
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	CID002579	CFSI
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA	CID002578	CFSI
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769	CFSI
Tungsten	Hydrometallurg, JSC	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649	CFSI
Tungsten	Japan New Metals Co., Ltd.	Japan New Metals Co., Ltd.	JAPAN	CID000825	CFSI
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551	CFSI
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321	CFSI
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313	CFSI
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318	CFSI
Tungsten	Jiangxi Tungsten Co Ltd	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875	CFSI
Tungsten	Jiangxi Tungsten Industry Group Co. Ltd.	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875	CFSI
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317	CFSI
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	CID002535	CFSI
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316	CFSI
Tungsten	Kennametal Fallon	Kennametal Fallon	UNITED STATES	CID000966	CFSI
Tungsten	Kennametal Huntsville	Kennametal Huntsville	UNITED STATES	CID000105	CFSI
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319	CFSI
Tungsten	Niagara Refining LLC	Niagara Refining LLC	UNITED STATES	CID002589	CFSI
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	CID002543	CFSI
Tungsten	Pobedit, JSC	Pobedit, JSC	RUSSIAN FEDERATION	CID002532	CFSI
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM	CID002538	CFSI
Tungsten	Shaoguan Xinhai Rendan Tungsten Industry Co. Ltd	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095	CFSI
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	CID001889	CFSI
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	CID002011	CFSI
Tungsten	WBH	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044	CFSI
Tungsten	Wolfram Bergbau und Hütten AG	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044	CFSI
Tungsten	Xiamen H.C.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320	CFSI
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320	CFSI
Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA	CID002082	CFSI

Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095	CFSI
Tungsten	Zhangyuan Tungsten Co Ltd	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258	CFSI